UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 17, 2013
Date of Report (Date of earliest event reported)

Mallinckrodt public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1st Floor, 20 On Hatch
Lower Hatch Street, Dublin 2, Ireland
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  +353 1 438-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

The information furnished under Item 7.01 of this report is incorporated by reference in this Item 2.02. The unaudited combined financial information referred to therein is furnished as Exhibit 99.1 to this report and incorporated by reference in this Item 2.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2013, Ms. JoAnn A. Reed was appointed as a director of Mallinckrodt plc ("Mallinckrodt"). Ms. Reed will also serve as the Chair of the Audit Committee of the Board of Directors of Mallinckrodt.

Item 7.01    Regulation FD Disclosure.

The unaudited combined financial information for the Pharmaceuticals Business (the "Mallinckrodt Business") of Covidien plc ("Covidien"), furnished as Exhibit 99.1 to this report and incorporated by reference in this Item 7.01, includes the combined statements of income for the six months ended March 29, 2013, the quarters ended March 29, 2013, December 28, 2012, September 28, 2012, June 29, 2012, March 30, 2012, and December 30, 2011 and the fiscal year ended September 28, 2012, along with certain other financial information for those periods. This information should be read in conjunction with the combined financial statements and accompanying notes of the Mallinckrodt Business included in Mallinckrodt's Information Statement, included as Exhibit 99.1 to its Registration on Form 10, as amended, filed with the Securities and Exchange Commission on June 5, 2013.

The unaudited combined financial information has been prepared on the same basis as the audited combined financial statements for the fiscal year ended September 28, 2012 and, in the opinion of management, includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information set forth therein. This information may not reflect the results of operations that would have resulted had the Mallinckrodt Business been operating as an independent, publicly-traded company during such periods. In addition, it is not necessarily indicative of Mallinckrodt's future results of operations.

The information contained in Items 2.02, 7.01 and 9.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as otherwise expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Exhibit
99.1	Combined Financial Information (Unaudited):
Combined Statements of Income for the Pharmaceuticals Business of Covidien plc for the six months ended March 29, 2013 and for the quarters ended March 29, 2013 and December 28, 2012 (Unaudited)

Combined Statements of Income for the Pharmaceuticals Business of Covidien plc for the fiscal year ended September 28, 2012 and for the quarters ended September 28, 2012, June 29, 2012, March 30, 2012 and December 30, 2011 (Unaudited)

Adjusted EBITDA Reconciliations for the Pharmaceuticals Business of Covidien plc for the six months ended March 29, 2013 and for the quarters ended March 29, 2013 and December 28, 2012 (Unaudited)

Adjusted EBITDA Reconciliations for the Pharmaceuticals Business of Covidien plc for the fiscal year ended September 28, 2012 and for the quarters ended September 28, 2012, June 29, 2012, March 30, 2012 and December 30, 2011 (Unaudited)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PUBLIC LIMITED COMPANY
Date:	June 21, 2013	By:	/s/ Matthew Harbaugh
Matthew Harbaugh
Director

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Combined Financial Information (Unaudited):
Combined Statements of Income for the Pharmaceuticals Business of Covidien plc for the six months ended March 29, 2013 and for the quarters ended March 29, 2013 and December 28, 2012 (Unaudited)

Combined Statements of Income for the Pharmaceuticals Business of Covidien plc for the fiscal year ended September 28, 2012 and for the quarters ended September 28, 2012, June 29, 2012, March 30, 2012 and December 30, 2011 (Unaudited)

Adjusted EBITDA Reconciliations for the Pharmaceuticals Business of Covidien plc for the six months ended March 29, 2013 and for the quarters ended March 29, 2013 and December 28, 2012 (Unaudited)

Adjusted EBITDA Reconciliations for the Pharmaceuticals Business of Covidien plc for the fiscal year ended September 28, 2012 and for the quarters ended September 28, 2012, June 29, 2012, March 30, 2012 and December 30, 2011 (Unaudited)